UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 16, 2005
Date of Report (Date of Earliest Event Reported)
Commission File No. 001-31984

BRISTOL WEST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	13-3994449
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5701 Stirling Road, Davie, Florida	33314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(954) 316-5200

        Item 9.01      Financial Statements and Exhibits (c) Exhibits 99.1 Press Release, dated February 16, 2005.

        On February 16, 2005, Bristol West Holdings, Inc. issued a press release announcing results for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRISTOL WEST HOLDINGS, INC.

By:     /s/ Craig E. Eisensacher
---------------------------
Name:           Craig E. Eisenacher
Title:     CFO and Senior Vice President - Corporate Finance
Date: February 16, 2005

INDEX TO EXHIBITS

Exhibit Number        Exhibit
--------------           ----------
99.1               Press Release, dated February 16, 2005